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                                                                 Exhibit 10.32.1


                                                                  EXECUTION COPY





                              ASSIGNMENT AGREEMENT


                           DATED AS OF MARCH 23, 1994


                                    BETWEEN



                            J.P. MORGAN DELAWARE, AS
                                BANK PURCHASER,
                                    ASSIGNOR


                                      AND


                          THE BANK OF CALIFORNIA, N.A.
                                      AND
                          THE LONG-TERM CREDIT BANK OF
                        JAPAN, LTD., LOS ANGELES AGENCY,
                                   ASSIGNEES
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                 WHEREAS, pursuant to Section 9.17 of that certain Receivables
Purchase Agreement dated as of January 7, 1994, and amended as of March 23, 1994 (as amended, the "Agreement"), by and between Western Digital Capital Corporation (the "Seller"), Western Digital Corporation, Delaware Funding Corporation, J.P. Morgan Delaware, as Administrative Agent and a Bank Purchaser, and The First National Bank of Boston, as a Bank Purchaser, the right of each Investor to assign its interests under the Agreement is specifically provided; and

             WHEREAS, J.P. Morgan Delaware is a Bank Purchaser-Investor under the Agreement with a current Purchase Commitment of $25,000,000 and a Purchased Interest equal to 50% of the Bank Percentage Interest; and

             WHEREAS, J.P. Morgan Delaware, as a Bank Purchaser (herein, the "Assignor"), desires to assign certain portions of its rights and interests in, and obligations under, the Agreement, evidenced by its Purchase Commitment and its Purchased Interest from time to time, to The Bank of California, N.A., and The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, respectively; and

             WHEREAS, The Bank of California, N.A., and The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, are desirous of accepting the assignment of the specified portions of the Assignor's rights and interests in, and obligations under, the Agreement, including the specified portions of the Purchase Commitment and Purchased Interest:

             NOW, THEREFORE, the Assignor, and The Bank of California, N.A., and The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, as assignees (together, the "Assignees"), in consideration of the agreements contained herein, enter into the following assignment agreement (this "Assignment Agreement"):

             1. Assignment. Assignor hereby assigns, transfers and conveys to the Assignees, with no representation or warranty, except as set forth in paragraph 3(a) herein, a portion of its rights and interests in, and obligations under, the Agreement and the Bank Rate Supplement, evidenced by the Assignor's Purchase Commitment and Purchased Interest, in the respective amounts and percentages set forth opposite the names of the Assignees below:

The Bank of California,     Purchase Commitment -  $5,000,000
N.A.:                       Purchased Interest  -  20% of the
                                                   Assignor's
                                                   Purchased Interest
                                                   (10% of the Bank
                                                   Purchased Interest)


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
The Long-Term Credit            Purchase Commitment -   $12,500,000
  Bank of Japan, Ltd.,          Purchased Interest  -   50% of the Assignor's
  Los Angeles Agency:                                   Purchased Interest
                                                        (25% of the Bank
                                                        Purchased Interest)

             2. Acceptance of Assignment. Each of The Bank of California, N.A. and The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency, hereby accepts the assignment of Assignor's rights, interests and obligations specified above.

             3.  Representations and Warranties.   (a)  The Assignor represents
and warrants that as of the date hereof, (i) the Bank Net Investment is $0; and (ii) it is the legal and beneficial owner of the interest being assigned by it hereunder and such interest is free and clear of any adverse claim.

             (b) Each of the Assignees hereby represents and warrants to the Assignor that it has the right, power, legal capacity and authority to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby. This Assignment Agreement has been duly and validly executed and delivered by each Assignee and constitutes the valid, legal and binding agreement of such Assignee. No approval of any person, entity or governmental authority which has not been obtained is required for the due and valid execution of this Assignment Agreement by either Assignee or the consummation of any of the transactions contemplated hereby.

             4.  Effective Date.  The effective date for this Assignment
Agreement shall be March 23, 1994 (the "Effective Date").   Following the
execution of this Assignment Agreement, it will be delivered to the Administrative Agent and constitute notice of this Assignment by the Assignor.

             5. Assignee as Party to the Agreement. Upon receipt by the Administrative Agent, as of the Effective Date, (i) each Assignee shall be deemed a party to the Agreement and, to the extent provided in this Assignment Agreement, have the rights and obligations of a Bank Purchaser thereunder, including the right to receive payments under the Agreement and the Bank Rate Supplement (including, without limitation, its Pro Rata Share of Discount, Bank Net Investment, Aggregate Unpaids and fees), (ii) the Assignor shall, to the extent provided in this Assignment Agreement, relinquish a portion of its rights and interests and be released from a portion of its obligations under the Agreement, and (iii) the Assignor shall pay each Assignee its pro rata share of the Assignor's Participation Fee.





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         6. Governing Law.  This Assignment Agreement shall be governed by the laws of the State of New York.

         7. Definitions. Capitalized terms used in this Assignment Agreement and not otherwise defined herein shall have the meanings given in the Agreement.

         8. Counterparts. This Assignment Agreement may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

                                             J.P MORGAN DELAWARE, as
                                               Assignor


                                             By:_______________________________
                                                Authorized Signatory
                                                Title:  Vice President


                                             THE BANK OF CALIFORNIA, N.A., as
                                               Assignee


                                             By:_______________________________
                                                 Authorized Signatory
                                                 Title:  Vice President and
                                                         Unit Manager

Address for Notices:





Address for Funds Transfer:





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
         6. Governing Law. This Assignment Agreement shall be governed by the laws of the State of New York.

         7. Definitions. Capitalized terms used in this Assignment Agreement and not otherwise defined herein shall have the meanings given in the Agreement.

         8. Counterparts. This Assignment Agreement may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

                                         J.P MORGAN DELAWARE, as
                                           Assignor


                                         By:___________________________________
                                             Authorized Signatory
                                             Title:  Vice President


                                         THE BANK OF CALIFORNIA, N.A., as
                                           Assignee


                                         By:___________________________________
                                             Authorized Signatory
                                             Title:  Vice President and
                                                     Unit Manager

Address for Notices:
550 South Hope Street, 5th Floor
Los Angeles, California  90071


Address for Funds Transfer:
The Bank of California
ABA# 121000015
Credit A/C # 001-060-235
Attn: Hisako Sakamoto
Re: Western Digital





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                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                          LTD., LOS ANGELES AGENCY,
                                          as Assignee


                                        By:____________________________________
                                            Authorized Signatory
                                            Title:  Deputy General Manager


Address for Notices:

   444 S. Flower Street
   Los Angeles,  CA  9007l


Address for Funds Transfer:

 The First Interstate Bank of California
 707 Wilshire Boulevard
 Los Angeles, CA 90017
 ABA # 122000218
 Account # 220234834
 Account Name:  The Long-Term Credit Bank of Japan, Ltd., Los Angeles
 Agency

CONSENT:

WESTERN DIGITAL CAPITAL
 CORPORATION, as Seller


By:_________________________________
    Authorized Signatory
    Title:  Chief Financial Officer





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